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                      VAUGHAN NELSON SMALL CAP VALUE FUND
                                IXIS VALUE FUND

Supplement dated November 17, 2006 to the IXIS Advisor Equity Funds Class A, B and C Prospectus, IXIS Advisor Equity Funds Class Y Prospectus and IXIS Advisor
     Funds SAI Part II, each dated May 1, 2006, each as may be revised and supplemented from time to time

Effective September 30, 2006, Mark J. Roach no longer serves as a portfolio manager on the team that manages the Vaughan Nelson Small Cap Value Fund. Chris
D. Wallis and Scott J. Weber continue to serve as the portfolio managers for the Vaughan Nelson Small Cap Value Fund.

Effective November 10, 2006, Mark J. Roach no longer serves as a portfolio manager on the team that manages Vaughan Nelson's segment of the IXIS Value Fund. Chris D. Wallis and Dennis Alff continue to serve as the portfolio managers for Vaughan Nelson's segment of the IXIS Value Fund.

                                                                     SP325-1106